As filed with the Securities and Exchange Commission on February 13, 2009
Registration No. 333-155933

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 2
TO
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TELVENT GIT, S.A.
(Exact name of registrant as specified in its charter)

Kingdom of Spain	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Telvent GIT, S.A.
Valgrande, 6
28108, Alcobendas, Madrid, Spain
Tel: (34) 902-33-55-99
(Address and telephone number of registrant’s principal executive offices)
CT Corporation System
111 Eighth Avenue
New York, New York 10011
Tel: (212) 894-8440
(Name, address and telephone number of agent for service)
Copies of all communications, including communications sent to agent for service, should be sent to:
Laura D. Nemeth
Daniel G. Berick
Squire, Sanders & Dempsey L.L.P.
4900 Key Tower
127 Public Square
Cleveland, OH 44114
Tel: (216) 479-8500
Fax: (216) 479-8780

Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

PART II
Item 9. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-23.2
EX-23.3

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 9. Exhibits

Exhibit
Number	Description

4.1*	Form of Stock Certificate of Telvent GIT, S.A.; previously submitted as Exhibit 4 to the Registrant’s Form F-1 filed with the Securities and Exchange Commission on October 4, 2004 and incorporated herein by reference.

4.2*	Form of Purchase Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and the investors identified on Schedule A thereto.

4.3*	Form of Registration Rights Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and the investors identified on Schedule A thereto.

4.4*	Registration Rights Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and Telvent Corporation, S. L.

5**	Opinion of Lidia Garcia Paéz with respect to the legality of the securities being registered.

23.1	Consent of Deloitte, S.L., Independent Registered Public Accounting Firm (filed herewith).

23.2	Consent of PricewaterhouseCoopers Auditores, S.L., Independent Registered Public Accounting Firm (filed herewith).

23.3	Consent of Deloitte & Touche LLP, Independent Auditors (filed herewith).

23.4**	Consent of Lidia Garcia Paéz (included in Exhibit 5).

24*	Powers of Attorney (included in the signature page to the registration statement.).

*	Previously filed on December 4, 2008.

**	Previously filed on January 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this amendment no. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madrid, the Kingdom of Spain, on February 13, 2009.

TELVENT GIT, S.A.
By:	/s/ Manuel Sánchez
Name: Manuel Sánchez
Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 has been signed by the following persons in the capacities indicated below on February 13, 2009.

Signature	Title

/s/ Manuel Sánchez* Manuel Sánchez	Director, Chairman and Chief Executive Officer (Principal Executive Officer) and Authorized Representative in the United States

/s/ Bárbara Zubiría Bárbara Zubiría	Chief Financial Reporting Officer (Principal Financial and Accounting Officer)

/s/ HRH Carlos de Borbón* HRH Carlos de Borbón	Director

/s/ Miguel Cuenca* Miguel Cuenca	Director

/s/ Eduardo Punset* Eduardo Punset	Director

/s/ José B. Terceiro* José B. Terceiro	Director

/s/ Cándido Velázquez-Gaztelu Cándido Velázquez-Gaztelu	Director

/s/ Bernardo Villazán Bernardo Villazán	Director

/s/ Emilio Cassinello Emilio Cassinello	Director

/s/ José Manuel Fernández* José Manuel Fernández	Director

/s/ Javier Salas Javier Salas	Director

*By:	/s/ Manuel Sánchez*

Manuel Sánchez
Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number	Description

4.1*	Form of Stock Certificate of Telvent GIT, S.A.; previously submitted as Exhibit 4 to the Registrant’s Form F-1 filed with the Securities and Exchange Commission on October 4, 2004 and incorporated herein by reference.

4.2*	Form of Purchase Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and the investors identified on Schedule A thereto.

4.3*	Form of Registration Rights Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and the investors identified on Schedule A thereto.

4.4*	Registration Rights Agreement, dated September 11, 2008, by and between Telvent GIT, S.A. and Telvent Corporation, S. L.

5**	Opinion of Lidia Garcia Paéz with respect to the legality of the securities being registered.

23.1	Consent of Deloitte, S.L., Independent Registered Public Accounting Firm (filed herewith).

23.2	Consent of PricewaterhouseCoopers Auditores, S.L., Independent Registered Public Accounting Firm (filed herewith).

23.3	Consent of Deloitte & Touche LLP, Independent Auditors (filed herewith).

23.4**	Consent of Lidia Garcia Paéz (included in Exhibit 5).

24*	Powers of Attorney (included in the signature page to the registration statement.).

*	Previously filed on December 4, 2008.

**	Previously filed on January 21, 2009.